                                                                    Exhibit 99.2

                             JOINT FILING AGREEMENT

        The undersigned hereby agree that statements on Schedules 13G and 13D and Forms 3, 4 and 5 with respect to the shares of common stock of Novacea, Inc.
and any amendments thereto signed by each of the undersigned shall be filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d1(k) promulgated under the Securities Exchange Act of
1934, as amended. The undersigned hereby further agree that this Joint Filing
Agreement may be included as an exhibit to such statements or amendments. This
Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: As of May 9, 2006                Sofinnova Venture Partners V, LP

                                        By:  Sofinnova Management V, LLC,
                                        Its: General Partner

                                        By:  /s/ James I. Healy
                                             -----------------------------------
                                             James I. Healy, Managing Member

                                        Sofinnova Venture Affiliates V, LP

                                        By:  Sofinnova Management V, LLC,
                                        Its: General Partner

                                        By:  /s/ James I. Healy
                                             -----------------------------------
                                             James I. Healy, Managing Member

                                        Sofinnova Venture Principals V, LP

                                        By:  Sofinnova Management V, LLC,
                                        Its: General Partner

                                        By:  /s/ James I. Healy
                                             -----------------------------------
                                             James I. Healy, Managing Member

                                             /s/ James I. Healy
                                        ----------------------------------------
                                        James I. Healy, individually

                                             /s/ Michael Powell
                                        ----------------------------------------
                                        Michael Powell, individually

                                             /s/ Azan Alain
                                        ----------------------------------------
                                        Azan Alain, individually